Investor Presentation November 2025

2 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Safe Harbor Statement Certain statements contained in this presentation are not historical facts and may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events. This presentation contains industry, statistical and market data, which was obtained from the company’s own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While the company believes that the information from these industry publications, surveys and studies is reliable, the industry in which it operates is subject to a high degree of uncertainty and risk due to a variety of important factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by the company. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. The company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the company by, these other parties. Non-GAAP Measures of Financial Performance: To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA from continuing operations. A reconciliation of GAAP to adjusted non-GAAP financial measures is included on slides 24 – 27 of this presentation. We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information. While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

3 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 Our Mission Our mission is to protect the integrity of cells and provide trusted tools, services, and expertise that enable our customers to advance and de-risk the development and delivery of cell-based therapies © Copyright 2025 BioLife Solutions®

4 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® BioLife at a Glance Leading provider of biopreservation and processing tools for cell-based therapies Note: 2025 estimated figures pro forma for the divestiture of evo. (1) Reflects specification of both biopreservation media products (CryoStor®, HypoThermosol® and/or other biopreservation media) and/or cell processing tools products (CellSeal®, hPL solutions and/or Signata); as of October 2025. (2) Includes Phase 2/3 and Phase 3 trials. Revenue Mix (Q3 YTD 2025) 13% 87% 97% 3% EquipmentBiopreservation Media ConsumablesCell Processing Tools 45% 18% 36% Direct Customer with Commercial Therapies Distributors Other Direct Customers (For Biopreservation Media Customers Only) $95-96M FY 2025 Revenue Guidance 27-29% FY 2025 Organic Revenue Growth Guidance 25% Q3 YTD 2025 Adj. EBITDA Margin 65% Q3 YTD 2025 Gross Margin ~35 (>80% BPM Share) Active Phase 3 US commercially-sponsored cell-based therapy trials specifying BioLife Products(1)(2) >950 Active global cell-based therapy trials specifying BioLife Products(1) 16 Biopreservation Media (BPM) 3 CellSeal® Vial • 1 hPL Solutions Commercially approved cell-based therapies specifying BioLife Products ~250 (>70% BPM Share) Active US commercially-sponsored cell-based therapy trials specifying BioLife Products(1) Product Product Type Geographic 81% 14% 5% North America EMEA Other Channel / Customer

5 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® 28 Years of Innovation in Cell-Based Applications 1987 - 2002 2003 - 2013 2014 - 2018 2023 - 20252019 - 2022 Scientific Foundation Biopreservation Focus Becoming Gold Standard Adjacency Expansion Cell Processing & Consumables Focus R&D origins, proof of concept & technology validation Commercial pivot and operational scale Market leadership in cell preservation Integrated tools & services Strategic refocus & value optimization 1998 Incorporated as subsidiary of publicly traded Cryomedical Sciences, Inc. 2002 Divestiture of cryosurgical assets and portfolio focus on biopreservation 2008 Submitted FDA Master Files for CryoStor and HypoThermosol FRS; < 300 customers 2009-2010 ISO13485 standard for quality management system; 12,000-20,000L annual capacity 2019-2021 Acquired adjacent cold chain storage & transport assets Acquired Astero Bio (ThawSTAR®) Sep 2021 Acquired Sexton Biotechnologies (hPL, CellSeal® and fill & finish) 2024-2025 Divestitures of Storage & Services (SciSafe, evo) & Freezers (CBS, Stirling) Oct 2023 Rod de Greef appointed CEO (20+ years of experience with BLFS) 2017 Commercial approval of Kite Pharma’s cell-based therapy Yescarta; signed long-term supply agreement with Kite Pharma in 2016 2025 Acquisition of PanTHERA & investment in Pluristyx 2014 Spec’d into >175 clinical trials 2025 Spec’d into >950 clinical trials

6 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Executed Successful Portfolio Refocusing Note: 2025 estimated figures pro forma for the divestiture of evo. (1) Excludes prior-year COVID-related revenue. (2) Reflects cash & cash equivalents and short- and long-term assets held for sale net of debt (including financing leases). (3) Excludes any cash proceeds from the divestiture of evo (aggregate sales price of $25.5M in cash subject to certain adjustments). 2023 Cell Processing Tools, Freezers and Cold Chain Services Divestiture of Storage & Services + Freezers Targeted Acquisitions & Investments & (iPSC technologies) (Cryopreservation technology) Acquisition of Investment in 42% 16% 41% 43% 41% 10% 6% Cell Processing Freezer & Thaw Storage & Cold Chain Equipment ConsumablesRental Service 87% 13% 97% 3% Equipment Biopreservation Media Consumables Cell Processing Tools $143M (4)% Revenue: $44M / 31% (3)% ’22-’23 % Growth: % Adj. EBITDA: Net Cash Balance(2): $26M Gross Margin: $95-96M 27-29% FY’25E Revenue: $47M / 65% 25% FY’24-’25E % Growth: Q3 YTD % Adj. EBITDA: Net Cash Balance(2): $91M Q3 YTD Gross Margin: Higher sustainable growth    Improved profitability 100% Cell processing ~100% consumables (1) 2025 Cell Processing Tools (3)

7 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 Genetic Modification Therapy Delivery Sample Collection Expansion (of gene- modified cells) © Copyright 2025 BioLife Solutions® BioLife Supports Diverse Cell-Based Applications BioLife provides solutions for therapies involving ex vivo cell processing Ex Vivo Cell Therapy (Gene Un-Modified) Cells are collected from the patient or a donor, activated or expanded outside the body and reinfused without genetic alteration Ex Vivo Gene-Modified Cell Therapy Cells are collected, genetically engineered to perform therapeutic functions, expanded and reinfused into the patient In Vivo Cell / Gene Therapy Genetic material is delivered directly into the patient to modify cells within the body and enable therapeutic activity Sample Collection Activation Expansion Therapy Delivery Transfection reagent Genetic material + N o t c u rr e n t B io L if e a re a o f fo c u s Pluripotent Cells Natural Killer (NK) Cells Tumor-Infiltrating Lymphocytes (TILs) Gamma Delta T-Cells Undifferentiated or less differentiated cells capable of self-renewal and specialization Innate immune cells that identify and eliminate abnormal cells without prior sensitization, often developed as off-the-shelf therapies Naturally occurring T-Cells extracted from tumors, expanded ex vivo, and reinfused to amplify the body’s own immune response A unique T-cell subset that recognizes stressed or malignant cells without MHC restriction, enabling allogeneic therapy potential CAR-T Cells TCR T-Cells Genetically modified T-Cells engineered to express synthetic receptors bind and respond to cells T-Cells modified with enhanced receptors that detect intracellular and extracellular tumor antigens presented on MHC molecules E x a m p le s i n c lu d in g b u t n o t lim it e d t o : E x a m p le s i n c lu d in g b u t n o t lim it e d t o :

8 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 13% BioLife Solutions Product Platforms Cell Processing Tools BioLife’s cell processing tools support critical steps in the preparation, transfer, and recovery of cell-based therapies by enhancing efficiency and reproducibility through closed-system handling. BioLife’s human platelet lysate (hPL) solutions enable robust, reliable cell expansion, while CellSeal® closed-system containers and complementary systems such as Signata and ThawSTAR® provide secure cryogenic storage and transfer, reducing contamination risk and improving process uniformity. 87% CryoStor® (Cryopreservation Media) HypoThermosol® (Hypothermic Biopreservation Media) hPL Solutions (Cell Culture Media Supplement) CellSeal® (Cryovials & Cases) Signata (Automated Fill & Finish System & Consumables) ThawSTAR® (Thawing Equipment & Consumables) Biopreservation Media BioLife’s biopreservation media are foundational tools that protect cell viability and function throughout manufacturing, freezing, storage and transport. Formulated with optimized, serum-free components, CryoStor®, HypoThermosol® and BioLife’s other media products(1) deliver consistent performance across diverse cell types and processing conditions. Manufactured under cGMP and widely adopted across clinical and commercial programs, these solutions underpin the reliability and consistency of modern cell-based therapy processes. (1) Includes BloodStor® and Cell Thawing Media. Q3 YTD Q3 YTD

9 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 Pathogen-reduced and xeno-free supplements that support faster cell growth, higher yield, and improved functionality during cell expansion BioLife Differentiation Innovating vs. Traditional Options © Copyright 2025 BioLife Solutions® BioLife Solutions Key Products B io p re s e rv a ti o n M e d ia C e ll P ro c e s s in g T o o ls Product CryoStor® HypoThermosol® hPL Solutions CellSeal® Signata ThawSTAR® Description / Application Proprietary serum-free, protein-free cryo- preservation media (-70 to -196ºC) that protects cells and tissues during freezing and thawing, and optimizes post-thaw viable recovery + functionality Proprietary serum-free, protein-free hypothermic biopreservation media that preserves cell and tissue stability during storage & transport (2-8ºC) Automated, closed fluid management system and related consumables for cell fill-finish, media formulation, and bioreactor transfers; compatible with CellSeal® and other generic packing Automated, water-free thawing platform for consistent, contamination-free recovery of frozen cells and biologics Q3 YTD’25 YoY % Growth Approx. % Revenue Purpose built for maintaining cell viability under hypothermic conditions Improved performance of cells grown with hPL vs. traditional supplements Home-brew Isotonic Saline Solution Home-brew Water baths Freezing bags Standard cryovials Benchtop fillers Automated / robotic fillers Sterile containment solutions that safeguard cells and increase preservation while maintaining flexibility throughout the manufacturing workflow Traditional FBS & AB Serum cell culture media offering ~80-85% ~3-5% ~3-5% ~5-7% ~1-2% ~1-2% +35% +7% (9%) +39% +53% +62% (+25% ’21-’24 CAGR) Benchmark for reliable high post-thaw cell recovery and functionality Fracture resistant and closed aseptic filling minimizing contamination risk High precision delivery, protocol flexibility, and ease of implementation Reduced contamination risks and easy to use reliability

10 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® BioLife Products Used Throughout a Typical Cell- Based Therapy Workflow Upstream Processing Downstream Processing Cells are collected from the patient or donor and sent to manufacturing Target cells are separated and purified from the initial sample Cells are stimulated and, if applicable, genetically modified to gain therapeutic function Cells are cultured and multiplied to reach the required therapeutic dose Expanded cells are collected and prepared for formulation Cells are mixed with cryoprotectant media and filled into final containers Product is cryopreserved to preserve viability for storage and transport Cells are thawed onsite and administered to the patient Cells preserved + shipped (hypo- thermic or cryo- thermic; thawed pre- processing if latter) Frozen therapy is stored and shipped through a controlled cold chain Quality control integral throughout therapy production Sample Collection Selection & Isolation Expansion Activation Modification Harvest Formulate / Fill Freeze Thaw & Administer Storage + Transport Biopreservation KEY to Therapy Efficacy HypoThermosol® (Hypothermic Biopreservation Media) hPL Solutions (Cell Culture Media Supplement) CellSeal® & Signata (Cryovials & Cases + Automated Fill & Finish System & Consumables) CryoStor® (Cryopreservation Media) ThawSTAR® (Thawing Equipment & Consumables) BioLife Products Preservation & Transport CryoStor® (Cryopreservation Media)ThawSTAR® (Thawing Equipment & Consumables)

11 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 Active US, Commercially Sponsored Cell-Based Therapy Trials and US Approved Cell-Based Therapies © Copyright 2025 BioLife Solutions® A significant number of active clinical trials and commercial cell-based therapies are supported by BioLife’s biopreservation media Trusted by Leaders in Cell-Based Therapies (1) Based on active US commercially sponsored cell-based therapy trials; reflects specification of biopreservation media products (CryoStor®, Hypothermosol® and/or other biopreservation media). (2) Based on US commercially approved cell-based therapies with >$100M of revenue; reflects seven approved cell-based therapies specifying BioLife products out of eight; as of October 2025. (3) Based on EvaluatePharma. Total Clinical Trials (P1 – P3)(1) Selected Customers Direct Phase 3 Clinical Trials (P2/3 & P3)(1) Commercially Approved (with >$100M Revenue)(2) Top 8 US Comm. Cell-Based Therapies(3) Drug Name 2025E Revenue ’25-’28E CAGR BLFS Specified Carvykti $1.9B 30%  Yescarta 1.6B 3%  Breyanzi 1.3B 16%  Kymriah 0.4B (4%) Abecma 0.4B (0%)  Tecartus 0.4B 2%  Amtagvi 0.2B 38%  Casgevy 0.1B 67%  Total $6.5B 25% >70% >80% ~90% Distributors CDMOs Clinical Centers N = ~325 N = ~45 N = 8

12 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Embedded Across Cell-Based Applications Therapy Type Cell Source Therapeutic Area Breakdown of active US, commercially-sponsored cell-based therapy clinical trials in which biopreservation media is specified (N=~250) 59% 32% 9% 57% 14% 7% 5% 3% 13% Unidentified Allogeneic 51% 8% 11% 7% 4% 3% 16% G en e -M o d ifie d (5 9% ) U n- m o d ifi e d (2 5% ) Note: As of October 2025. Musculo- skeletal Other CNS Immunology Hematological CAR-T TCR Pluripotent Cell Gamma Delta T-Cell Unidentified TIL NK Cell Autologous Oncology

13 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® CryoStor®: Industry-Leading Cryopreservation Solution in a Market with High Switching Costs CryoStor® Differentiation Obstacles to Switch by Phase Performance (Cell Viability) Regulatory Documentation Technical Support Supply Consistency & Reliability Source: Advancy and Dark Horse Consulting. Clinical precedent and regulatory acceptance with brand recognition and customer trust Master File and US FDA cross-references, cGMP evidence and full traceability, closed system-packaging for use in clinical and commercial applications Pre-Clinical $100k - $500k $300k - $1.7m $300k - $1.7m $3m - $6m $3m - $6m 3-6mo 12-24mo 12-24mo 2-4yr 2-4yr Phase I Phase II Phase III Manufacturing Phase Ability to Switch Est. Cost Est. Time Easier to SwitchHarder to Switch Reliably high post-thaw recovery and functional viability across a wide range of cell types and consistently outperforms top competitors and generic cryopreservation media Availability of experienced regulatory support and scientific and technical assistance for troubleshooting and integration of the product into cryopreservation workflows and navigation of global regulatory pathways Strong logistics and supply stability ensuring consistency of lot-to-lot, on time delivery, and validated cold-chain for global distribution Reputation

14 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Diversity of Products and Multi-Product Specification Greater specification of non-CryoStor® products and increasing multi-product specification in global early-stage trials position BioLife for sustained growth Note: Reflects global clinical trials specifying BioLife products; as of October 2025. (1) Trials in which multiple BioLife products are specified are counted multiple times (once for each product). 5 4 1 19 43 21 24 47 22 6 HTS CSV HPL SignataHypoThermosol® h Solutions Phase 2/3 + 3 Phase 1-2 Greater specification of Non-CryoStor® in early-stage trials Clinical Trials With Non-CryoStor® Products(1) Clinical Trials With Multiple Products Specified Cell eal® Vials Increasing early-stage trials with multiple products specified 32 4 Phase 1-2 Phase 2/3 + 3 36 Trials with Multiple Products

15 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 +12% ‘25-’30 CAGR 23K 30K 50K33K Global Number of Cell-Based Therapy Patients (Clinical & Commercial) 34K 42K 59K 68K 74K 81K 89K $1.1 $1.7 $2.7 $3.8 $4.8 $6.7 $9.2 $12.1 $14.6 $17.0 $19.0 '20 '21 '22 '23 ' 4 '25F '26F '27F '28F '29F '30F © Copyright 2025 BioLife Solutions® Cell-Based Therapy Market Positioned To Grow 20%+ Success of commercial cell- based therapies: De novo New indications Geographic expansions Movement up in treatment Cell-Based Therapy Market Growth Drivers Global Commercial Cell-Based Therapy Revenue ($B, 2020-2030) Expansion of addressable patient populations: Allogeneic vs. Autologous Solid tumors vs. Blood cancers Other immune cells vs. T-Cells Source: EvaluatePharma. ’25F-’30F CAGR +23% +44% ’20-’24 CAGR

16 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Large ~$4B Total Addressable Market for BioLife Current Market Opportunity Breakdown (2025) Addressable by BioLife Today Future Expansion Potential Source: Advancy. Total Biopreservation and Cell Processing Tools Market Global demand for: • Cell-based applications • Other applications such as organ, biospecimen, and fertility as well as broader cell culture reagents and equipment Serviceable Adjacent Market Includes adjacent segments that BioLife products can address but are not currently in focus Core Cell-Based Therapy Market Leader in biopreservation media with significant share gain opportunity in other product categories ~$550M Analytical control (QA) Cell banking Tissue preservation hPL for extracellular vesicles Other cell processing equipment hPL for cosmetics ~$1.2B ~$4B Fertility Tissue / organ preservation Other cell culture media supplements (cytokines, amino acids) Broader cell processing equipment and instruments Addressed by BioLife Today Total addressable market expected to grow from ~$4B to ~$6B by 2030 hPL for cell processing Biopreservation media Containment & selected cell processing equipment

17 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 2021 2025F Customer Annual Revenue © Copyright 2025 BioLife Solutions® Customer Case Study: Trusted Partner for Solutions Across the Workflow Large biopharma with multiple commercial cell-based therapy programs Long-term relationship with customer across multiple product platforms and therapies and through acquisitions BioLife viewed as partner for supporting commercial scale-up by optimizing process changes and improving compliance across the workflow 2011 CryoStor® Assisted with biopreservation opt- imization; subsequent Quality/Regulatory support 2015 CellSeal® Vials Integration into workflow to solve specific customer challenge TODAY Signata & CryoCaseTM Ongoing evaluation for adoption >2x BioLife Products in 2 Commercial Therapies and ~40 Active Clinical Trials(1) (1) Global trials; as of October 2025. Cell Processing Tools Biopreservation Media

18 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Organizational Overview Organizational Breakdown by Functional Area 24% 21% 19% 13% 13% 10% ~155 Employees Quality Manufacturing Finance Sales & Marketing R&D Corporate & Other Executive Team Roderick de Greef Chairman & CEO Aby J. Mathew, PhD EVP, Chief Scientific Officer Karen Foster SVP, Chief Quality and Operations Officer Sarah Aebersold, J.D. Chief HR Officer Sean Werner, PhD Chief Technology Officer Todd Berard Chief Commercial Officer Troy Wichterman Chief Financial Officer Seasoned team with deep experience developing industry-leading tools for cell-based therapies

19 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Operational Footprint and Capabilities Overview of Key Facilities Media Capacity Expansion (Bothell, WA) • Additional GMP cleanroom with fill & formulation capability • $5.5M total investment • Q1’2026 expected completion De Novo Facility (Indianapolis, IN) • To replace current Sexton / hPL facility following lease expiration • Build plans for hPL production + storage; Sexton products order fulfillment, service, engineering and QC; and office space • ~$15M total investment • H2’27 expected completion Planned Capital Projects Headquarters & Media Manufacturing (Bothell, WA) Facility Overview (70K SF) • Office space (17K SF) • 2 GMP clean rooms (29K SF) Certifications: • ISO 13485:2016 • QMS: 21 CFR Compliant (820/210/211) Sexton Operations & hPL Manufacturing (Indianapolis, IN) Facility Overview (11.4K SF) • Office space (800 SF) • 1 GMP clean rooms (9.9K SF) • Hardware/Service (700 SF) Certifications: • ISO 9001:2015 Media Storage & Thaw Service (Woodinville, WA) Facility Overview (13.5K SF) • Media Warehouse (11.7K SF) • Thaw Service (1.8K SF) Contracted CMOs for Hardware and Non- Media Consumables Leased Media Storage (Reno, NV)

20 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® BioLife Solutions Financial Overview Total Revenue ($M) Adjusted EBITDA ($M) $16 $18 $19 $21 $22 $23 $26 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Key Future Growth Drivers +32% YTD’25 % Growth 27-29% 2025E Revenue Growth Guidance $1.9 $3.1 $4.6 $3.6 $5.3 $5.5 $7.0 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 24% 23%18% 27% % Margin 24%17%12% +83% YTD’25 % Growth Spec’d in commercial therapies & hundreds of clinical trials Increasing patient population (e.g., allogeneic, solid tumor, other immune cells, etc.) Multi-product penetration Estimated figures pro forma for the divestiture of evo Key Future Growth Drivers Pricing Direct vs. distributor mix Fixed cost leverage

21 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® Investment Highlights (1) Based on EvaluatePharma. (2) Based on active US commercially sponsored cell-based therapy trials; reflects specification of biopreservation media products (CryoStor®, Hypothermosol® and/or other biopreservation media); as of October 2025. (3) Based on US commercially approved cell-based therapies with >$100M of revenue; reflects seven approved cell-based therapies specifying BioLife products out of eight; as of October 2025. Industry-leading biopreservation and cell processing solutions designed to improve quality and de-risk cell-based therapy manufacturing and delivery Pure-play provider to cell-based therapy market, which is expected to grow 20%+ through 2030(1) BioLife products are spec’d in to >70% of cell-based therapy clinical trials(2) and used in ~90% of commercially relevant, FDA-approved cell-based therapies(3) Spec’d in status enables predictable, growing, sticky and high-margin revenue stream Significant competitive moat characterized by high switching costs and mission critical function of BioLife solutions in cell-based therapies 27-29% growth expected for FY 2025 with adj. gross margin in the mid-60% range and adj. EBITDA margin in the mid-20% range

Thank you

23 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® GAAP to Non-GAAP Financial Information

24 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® GAAP Gross Profit to Non-GAAP Gross Profit Estimated figures pro forma for the divestiture of evo (In thousands) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY2024 Total revenues $ 16,485 $ 18,042 $ 19,405 $ 20,714 $ 74,646 Cost of revenues (4,961) (5,905) (5,888) (6,829) (23,583) COGS intangible asset amortization (246) (241) (241) (241) (969) Gross profit $ 11,278 $ 11,896 $ 13,276 $ 13,644 $ 50,094 Gross margin 68% 66% 68% 66% 67% ADJUSTMENTS TO GROSS PROFIT: Inventory reserve costs - - 247 - 247 Gain on disposal of assets - - - 87 87 Intangible asset amortization 246 241 241 241 969 ADJUSTED GROSS PROFIT $ 11,524 $ 12,137 $ 13,764 $ 13,972 $ 51,397 ADJUSTED GROSS MARGIN 70% 67% 71% 67% 69%

25 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® GAAP Gross Profit to Non-GAAP Gross Profit Estimated figures pro forma for the divestiture of evo (In thousands) Q1 2025 Q2 2025 Q3 2025 YTD 2025 Total revenues $ 22,053 $ 23,438 $ 25,958 $ 71,449 Cost of revenues (6,995) (7,938) (9,130) (24,063) COGS intangible asset amortization (259) (267) (259) (785) Gross profit $ 14,799 $ 15,233 $ 16,569 $ 46,601 Gross margin 67% 65% 64% 65% ADJUSTMENTS TO GROSS PROFIT: Gain on disposal of assets (12) - - (12) Intangible asset amortization 259 267 259 785 ADJUSTED GROSS PROFIT $ 15,046 $ 15,500 $ 16,828 $ 47,374 ADJUSTED GROSS MARGIN 68% 66% 65% 66%

26 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® GAAP to Non-GAAP Adjusted EBITDA Estimated figures pro forma for the divestiture of evo (In thousands) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY2024 Income (loss) from continuing operations $ (2,715) $ (5,158) $ 300 $ (1,216) $ (8,789) ADJUSTMENTS: Interest expense, net 200 316 226 24 766 Accretion of available-for-sale investments (183) (137) (88) (68) (476) Income tax expense (benefit) 17 1 (80) 24 (38) Depreciation 172 159 151 161 643 Intangible asset amortization 312 307 307 307 1,233 EBITDA $ (2,197) $ (4,512) $ 816 $ (768) $ (6,661) EBITDA margin (13)% (25)% 4% (4)% (9)% OTHER ADJUSTMENTS: Share-based compensation (non-cash) 3,886 3,730 3,918 3,748 15,282 Acquisition and divestiture costs 237 134 334 540 1,245 (Gain) loss on disposal of assets - - - 129 129 Change in fair value of investments - 4,074 - - 4,074 Other income - (300) (679) - (979) Inventory reserve costs - - 247 - 247 ADJUSTED EBITDA $ 1,926 $ 3,126 $ 4,636 $ 3,649 $ 13,337 ADJUSTED EBITDA MARGIN 12% 17% 24% 18% 18%

27 | Industry-Leading Solutions for Cell-Based Therapies | November 2025 © Copyright 2025 BioLife Solutions® GAAP to Non-GAAP Adjusted EBITDA Estimated figures pro forma for the divestiture of evo (In thousands) Q1 2025 Q2 2025 Q3 2025 YTD 2025 Income (loss) from continuing operations $ 140 $ (15,454) $ 680 $ (14,634) ADJUSTMENTS: Interest income, net (683) (684) (508) (1,875) Accretion of available-for-sale investments (105) (200) (235) (540) Income tax expense (benefit) 14 126 82 222 Depreciation 185 200 203 588 Intangible asset amortization 325 332 325 982 EBITDA $ (124) $ (15,680) $ 547 $ (15,257) EBITDA margin OTHER ADJUSTMENTS: Share-based compensation (non-cash) 3,982 5,707 5,779 15,468 Acquisition and divestiture costs 1,001 (59) 367 1,309 Severance costs 416 - 316 732 IPR&D expense - 15,521 - 15,521 (Gain) loss on disposal of assets (10) - - (10) Change in fair value of investments, inclusive of interest - - (41) (41) ADJUSTED EBITDA $ 5,265 $ 5,489 $ 6,968 $ 17,722 ADJUSTED EBITDA MARGIN 24% 23% 27% 25%

BioLife Solutions Inc. 3303 Monte Villa Parkway, Suite 310 Bothell, WA 98021 USA T +1.866.424.6543 or 425.402.1400 F +1.425.402.1433 E info@biolifesolutions.com biolifesolutions.com NASDAQ: BLFS For additional questions or comments Roderick De Greef | Chief Executive Officer rdegreef@BioLifeSolutions.com | (425) 686-6003 Troy Wichterman | Chief Financial Officer twichterman@BioLifeSolutions.com | (425) 402-1400